State Bank Financial Corporation November 2016 Investor Presentation

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “will,” “expect,” “should,” “anticipate,” “may,” and “project,” as well as similar expressions. Pro forma financial information is not a guarantee of future results and is presented for informational purposes only. These forward- looking statements include, but are not limited to, statements regarding our proposed acquisitions of NBG Bancorp (“NBG”) and its subsidiary and S Bankshares and its subsidiary, including our belief that these acquisitions will provide entry into attractive new markets and other key transaction assumptions, statements regarding our significant opportunity for deposit growth in the Atlanta and Augusta markets, statements regarding our strategic outlook, including our forward vision (slide 8), statements regarding building our long-term earnings power (slide 9), and other statements about expected developments or events, our future financial performance, and the execution of our strategic goals. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions (“risk factor”) that are difficult to predict with regard to timing, extent, likelihood and degree. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risk factors including, without limitation, the following: • completion of the transactions with NBG and S Bankshares is dependent on, among other things, receipt of regulatory approvals and S Bankshares shareholder approval, the timing of which cannot be predicted and which may not be received at all; • the impact of the completion of the transactions with NBG and S Bankshares on our financial statements will be affected by the timing of the transactions; • the transactions may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events; • the integration of NBG’s and S Bankshares’ business and operations into ours may be more costly than anticipated or have unanticipated adverse results related to NBG’s, S Bankshares’ or our existing businesses; • our ability to achieve anticipated results from the transactions with NBG and S Bankshares will depend on the state of the economic and financial markets going forward; • general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a deterioration in credit quality, a reduction in demand for credit and a decline in real estate values; • a general decline in the real estate and lending markets, particularly in our market areas, could negatively affect our financial results; • restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • competitive pressures among depository and other financial institutions may increase significantly; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; • other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; • our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; • adverse changes may occur in the bond and equity markets; • war or terrorist activities may cause deterioration in the economy or cause instability in credit markets; and • economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A, Risk Factors, in our Annual Report on Form 10-K for the most recently ended fiscal year. These and other risk factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward- looking statement.

3 3Q16 Proforma Total Assets $3.6 billion $4.1 billion Total Loans $2.3 billion $2.8 billion Total Deposits $3.0 billion $3.3 billion Total Equity $561 million TCE Ratio 14.5% Dividend Yield 2.45% Market Cap $842 million Key Metrics State Bank Financial Corporation Profile Atlanta Macon Warner Robins Augusta Savannah Athens Gainesville l STBZ l NBG l S Bank  Headquartered in Atlanta, Georgia  After closing two pending deals, State Bank will have a footprint in 7 of the 8 largest MSAs in Georgia, including:  31 full-service banking offices  8 mortgage origination offices 1 1 Proforma for pending acquisitions of NBG Bancorp, Inc. and S Bankshares, Inc. STBZ Profile

4 Investment Thesis  Management team with a 30+ year track record in Georgia of successful acquisitions / integrations and building long-term shareholder value  Strong historical growth in core deposits and organic loans  Excellent credit metrics with minimal levels of NPAs, NCOs, and past due loans  Asset-sensitive balance sheet  Robust capital levels to support growth and opportunistic transactions  Attractive dividend yield and payout ratio  Concentrated branch footprint in high-quality metro markets  Well-positioned acquirer as one of only three publicly traded banks headquartered in Georgia with $2 billion to $5 billion in assets

5 Acquisition History July 2009 – October 2011 12 FDIC-assisted acquisitions Total Assets: $3.9 billion Total Deposits: $3.6 billion January 2015 First Bank of Georgia Assets: $527 million Deposits: $418 million Announced April 2016 National Bank of Georgia Assets: $415 million Deposits: $323 million February 2015 Boyett Insurance Agency October 2012 Altera Payroll Services October 2014 Bank of Atlanta Assets: $186 million Deposits: $149 million October 2015 Patriot Capital Equipment Finance Announced May 2016 S Bank Assets: $110 million Deposits: $92 million $4.1 billion proforma assets Prior to July 2009 Change of Control $35 million in assets 2 Branches in Middle Georgia 2009 - 2011 2012 - 2014 2015 2016 Note: National Bank of Georgia, S Bank, and proforma metrics as of 9/30/16

Strong Core Deposit Base with Significant Opportunity for Growth

STATE BANK
Financial Corporation

- 4th highest deposit market share in state of Georgia among Georgia-based banks
- $1.2 billion in deposits in Atlanta market presents continued opportunity for significant growth

($ in 000)	STBZ					Total MSA		
MSA	Deposits	Deposits / Branch	# of Branches	Market Share %	Branch Share %	Deposits	Deposits / Branch	# of Branches
Atlanta	$1,232,279	$205,380	6	0.8%	0.5%	$152,900,486	$119,267	1,282
Macon / Warner Robins	$1,255,244	$114,113	11	25.2%	11.8%	$4,977,215	$53,518	93
Augusta	$424,956	$60,708	7	5.3%	5.4%	$7,995,226	$61,978	129

Atlanta

- Average deposits per branch of $205mm is well above average competitor deposits per branch
- Less than 1% market share of $153 billion in deposits presents tremendous growth opportunity
- Over 75% of the market is dominated by large regional and national competitors

Middle Georgia

- Average deposits per branch of $114mm is more than twice the average competitor deposits per branch
- Maintained #1 market share since 2005 *(including predecessor bank)*

Augusta

- Represents State Bank's newest market, entered in January 2015
- Second largest MSA in Georgia by population and deposits
- Top 10 market share with 5.3% of deposits
- Remain well-positioned to take advantage of recent market disruption

Source: SNL Financial; FDIC deposit data as of 6/30/16

6

7 Core Franchise Transformation  Strong historical organic loan growth while maintaining exceptional credit quality  Interest income (excluding accretion) grew at a 21% compound annual rate from 2011 to 2015  Noninterest income in 2015 increased 138% from 2014 ($ i n m m ) 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2011 2012 2013 2014 2015 Interest Income and Accretion Interest Income Accretion ($ i n 000 s) ($ i n 000 s) 1 Excludes (amortization)/accretion of FDIC receivable and gain on acquisitions 0 10,000 20,000 30,000 40,000 2011 2012 2013 2014 2015 Noninterest Income 1 0 500 1,000 1,500 2,000 2,500 2010 2011 2012 2013 2014 2015 3Q16 Total Loan Portfolio Organic & Purchased Non-Credit Impaired Purchased Credit Impaired

8  Grow Commercial Relationships by Targeting Net Funding Segments  Scale Efficient Asset-generating Lines of Business  Foster a Culture of Efficiency  Maintain Focus on Noninterest Income Strategic Outlook  Management Depth  Disciplined and Experienced Acquirer  Balance Sheet Strength  Strong Credit Quality Metrics  Shareholder Focused Management Team with Significant Insider Ownership Solid Foundation Built on Proven Performance Forward Vision

9 Building Long-Term Earnings Power Strategy for Achievement  Enhancing the organization for sustainable long-term earnings growth through scalable fee and asset-generating lines of business  Funding and supporting these lines of business through relationship-based core deposit growth  Continuing to provide meaningful value-added services to our clients Commercial & Community Banking Relationship-based funding and lending Fee Income Drivers Mortgage, SBA, Payroll Efficient Asset Generation CRE, Patriot, Specialty Finance Target ROTCE 10% – 12%

10 Diversified Lines of Business Commercial & Community Banking Core Bank Funding Engine Atlanta, Augusta, Middle Georgia Mortgage Scalable retail and wholesale mortgage platform located throughout the bank’s branches and mortgage offices across the state Patriot Capital Leading supplier of equipment financing to retail petroleum industry since 2000 SBA Lending SBA Preferred Lender; recent SBA team addition expands geographic reach and lending verticals Specialty Finance Provides portfolio diversity through purchased pools of loans and leases Payroll / Insurance Consolidated service offering of payroll, benefits, HRIS, tax, and insurance products targeting small and middle market businesses Commercial Real Estate Highly efficient asset-generating line of business and a core competency of State Bank Homebuilder Finance Efficient team with significant relationships in Georgia residential homebuilder markets

11 3Q 2016 Financial Results

12 Income Statement Highlights (dollars in thousands, except per share data) 3Q16 2Q16 3Q15 Interest income on loans $26,580 $25,406 $24,218 Accretion income on loans 9,335 13,961 11,156 Interest income on invested funds 4,714 4,726 4,050 Total interest income 40,629 44,093 39,424 Interest expense 2,504 2,371 1,977 Net interest income 38,125 41,722 37,447 Provision for loan and lease losses 88 6 (265) Net interest income after provision for loan losses 38,037 41,716 37,712 Total noninterest income 9,769 10,230 8,894 Total noninterest expense 28,480 30,674 32,416 Income before income taxes 19,326 21,272 14,190 Income tax expense 6,885 7,287 5,071 Net income $12,441 $13,985 $9,119 Diluted earnings per share .34 .38 .25 Dividends per share .14 .14 .07 Tangible book value per share 13.99 13.77 13.78 Balance Sheet Highlights (period-end) Total loans $2,346,346 $2,345,096 $2,139,691 Organic 2,030,457 2,004,858 1,694,949 Purchased non-credit impaired 189,053 205,705 285,419 Purchased credit impaired 126,836 134,533 159,323 Total assets 3,616,384 3,586,503 3,388,673 Noninterest-bearing deposits 890,588 829,673 823,146 Total deposits 2,959,292 2,885,490 2,795,188 Shareholders’ equity 561,134 553,356 532,161 3Q 2016 Results Summary 1 Denotes a non-GAAP financial measure; for more information, refer to Table 8 of the 3Q16 earnings press release Note: Consolidated financial results contained throughout this presentation are unaudited; numbers may not add due to rounding  3Q16 net income of $12.4 million, or $.34 per diluted share  Interest income on loans and invested funds up 11% from 3Q15  Noninterest income increased 10% compared to 3Q15  Noninterest expense down 12% from 3Q15  $.14 quarterly dividend represents an attractive 2.5% yield at end of 3Q16 and 42% payout ratio in 2016 YTD 1

13 Enhancing Fundamental Performance Interest Income Noninterest Income Core Deposit Funding  Noninterest income contribution of $9.8mm in 3Q16  Mortgage income (+6%), SBA income (+12%), and payroll fee income (+14%) are all higher YTD 2016 compared to YTD 2015  Average noninterest-bearing deposits represent 29% of average total deposits  Increased deposit market share in Atlanta while strengthening #1 market share in Middle Georgia  Ongoing focus on expense control led to quarterly decline in noninterest expense  Burden ratio1 was 2.22% for the first nine months of 2016, down from 2.62% for the comparable period in 2015 Efficiency  Interest income on loans and invested funds increased $1.2mm (+4%) from 2Q16 and $3.0mm (+11%) from 3Q15  Net interest margin excluding accretion expanded to 3.57% in 3Q16  Average loans increased $80.0mm from the previous quarter 1 Ratio defined as annualized noninterest expense minus annualized noninterest income, excluding (amortization)/accretion of FDIC receivable, divided by average assets

14 Strong Revenue Trends – Interest Income  Growth in interest income from organic and PNCI portfolios helped offset the wind down of PCI loans  Total interest income (excluding accretion) of $31.3mm in 3Q16 compared to $28.3mm in 3Q15 and $18.7mm in 3Q14 ($ i n 000 s)  Net interest margin significantly impacted by quarterly accretion volatility  Net interest margin excluding accretion of 3.57% as of 3Q16 has improved 5 bps from 3Q15 and 57 bps from 3Q14 $17.8 $31.3 5,000 10,000 15,000 20,000 25,000 30,000 35,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Interest Income and Accretion Interest Income Accretion 7.38% 4.54% 3.11% 3.57% 2% 3% 4% 5% 6% 7% 8% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Net Interest Margin NIM NIM excluding Accretion

15  Payroll fee income increased 12% year-over-year, benefiting from an expanded product offering Strong Revenue Trends – Noninterest Income  3Q16 mortgage production of $149mm, leading to a 4% year-over-year increase in fee income  SBA production of $17mm in 3Q16  Servicing portfolio grew to $131mm in 3Q16  Total 3Q16 noninterest income of $9.8mm ($ i n 000 s) 0 2,000 4,000 6,000 8,000 10,000 12,000 3Q15 4Q15 1Q16 2Q16 3Q16 Service Charge Other Mortgage Payroll SBA 0 50 100 150 200 0 1,000 2,000 3,000 4,000 3Q15 4Q15 1Q16 2Q16 3Q16 Pr o d u cti o n ($ in m m ) N o n in ter es t In com e ($ i n 000 s) Income Production 1,000 1,050 1,100 1,150 1,200 0 250 500 750 1,000 1,250 1,500 3Q15 4Q15 1Q16 2Q16 3Q16 # o f C lien ts N o n in ter es t In com e ($ i n 000 s) Income Number of Clients 0 5 10 15 20 25 30 35 0 500 1,000 1,500 2,000 3Q15 4Q15 1Q16 2Q16 3Q16 Pr o d u cti o n ($ in m m ) N o n in ter es t In com e ($ i n 000 s) Income Production

16 Core Deposit Funding ($ i n m m ) N IB / Tot al D ep o sit s  Attractive, low-cost core deposit mix focused on transaction-based funding Note: Average deposit balances ($ in mm) Deposit Composition 2012% 2013% 2014% 2015% 2016 YTD % Noninterest-bearing 342 16% 413 20% 490 23% 758 27% 844 29% Interest-bearing transaction 318 15% 336 16% 386 18% 519 19% 529 18% Savings & MMA 1,030 48% 928 44% 911 42% 1,060 38% 1,065 37% CDs 476 22% 431 20% 380 18% 437 16% 427 15% Total Deposits $2,166 $2,107 $2,166 $2,773 $2,865 10% 15% 20% 25% 30% 35% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2012 2013 2014 2015 2016 YTD Deposit Mix NIB IB Transaction Savings & MMA CDs NIB / Total Deposits

17 Core Deposit Funding  Maintain leading market share in middle Georgia (Macon and Warner Robins), with significant opportunity for growth in Atlanta and Augusta markets  Continued focus on increasing transaction deposits, which include NIB demand deposits and IB transaction accounts  Average noninterest-bearing deposits represent 29% of total deposits  Cost of funds remains low at 34 bps as of 3Q16 ($ i n m m ) Note: Average deposit balances .00% .10% .20% .30% .40% .50% 0 200 400 600 800 1,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Transaction Deposit Accounts Interest-bearing Noninterest-bearing Cost of Funds($ in mm) Deposit Regi 2012% 2013% 2014% 2015% 2016 YTD % Atlanta 870 40% 798 38% 869 40% 1,080 39% 1,138 40% Middle Georgia 1,296 60% 1,309 62% 1,297 60% 1,271 46% 1,311 46% Augusta - - - - - - 422 15% 415 15% Total Deposits $2,166 $2,107 $2,166 $2,773 $2,865

18 0 125 250 375 500 500 1,000 1,500 2,000 2,500 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Total Loan Portfolio Organic PNCI PCI New Loan Fundings Loan Portfolio To ta l L o an s ($ in m m ) 1 New loan fundings include new loans funded and net loan advances on existing commitments 1  New loan originations in excess of $390mm, offset by record level of paydowns  Organic and PNCI loans increased $8.9mm in the quarter and $239mm year- over-year to end 3Q16 at $2.2B N ew Lo an Fu n d in gs ($ i n m m ) ($ in mm) Loan Composition 2012 2013 2014 2015 3Q16 Construction, land & land development $230 $251 $313 $501 $496 Other commercial real estate 458 550 636 736 803 Total commercial real estate 688 802 949 1,236 1,299 Residential real estate 43 67 135 210 196 Owner-occupied real estate 172 175 212 281 292 C&I and Leases 74 71 123 267 391 Consumer 8 9 9 21 41 Total Organic & PNCI Loans 986 1,123 1,428 2,015 2,220 PCI Loans 475 257 206 146 127 Total Loans $1,460 $1,381 $1,635 $2,160 $2,346

19 Loan Portfolio and CRE Composition 1 Organic and PNCI loans as of 9/30/16 Commercial Real Estate Composition  Significant industry, client, source of repayment, and geographic diversity in the CRE portfolio  Construction, land & land development (AD&C) comprises both commercial and residential construction, which make up 16% and 12%, respectively, of total CRE CRE 36% AD&C 22% SFR 9% OORE 13% C&I 14% Leases 4% Consumer 2% Loan Portfolio 1 ($ in mm) Organic PNCI Total % of Total CRE CRE Retail $181 $22 $203 16% Office 139 7 146 11% Multifamily 119 9 128 10% Hospitality 104 5 108 8% Industrial 73 7 81 6% Farmland 27 - 27 2% Sr. Housing 23 4 26 2% Mini Storage 21 3 23 2% Restaurant 21 1 21 2% C-Store 18 0 18 1% Other 19 1 20 2% Total $744 $58 $803 62% Construction, Land & Land Development Commercial Construction $201 - $201 16% Residential Construction 152 0 153 12% Land & Development 133 $10 142 11% Total $486 $10 $496 38% Total Commercial Real Estate $1,231 $68 $1,299